SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2005

Sandy Spring Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-19065	52-1532952

(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

17801 Georgia Avenue, Olney, Maryland 20832

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (301) 774-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Sandy Spring Bancorp, Inc. is distributing the letters to shareholders included in Exhibit 99.1 hereto together with its Annual Report on Form 10-K for the year ended December 31, 2004 and its proxy statement for the 2005 annual meeting of shareholders.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.
(b)	Pro forma financial information. Not applicable.
(c)	Exhibits Exhibit 99.1

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
       By: Hunter R. Hollar
              Hunter R. Hollar
              President and
              Chief Executive Officer

Dated: March 14, 2005

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